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                                                                    EXHIBIT 10.4

                                     ISDA(R)

              International Swaps and Derivatives Association, Inc.

                      SCHEDULE TO THE 2002 MASTER AGREEMENT

                           dated as of April 20, 2005

                                     between

                              FLEET NATIONAL BANK,
         a national banking association organized and existing under the laws of the United States of America,

                                   ("Party A")

                                       and

                           WRIGHT EXPRESS CORPORATION,
  a corporation organized and existing under the laws of the State of Delaware,

                                   ("Party B")

                         PART 1: TERMINATION PROVISIONS

(a) "SPECIFIED ENTITY" means in relation to Party A for the purpose of Sections 5(a)(v), 5(a)(vi), 5(a)(vii) and 5(b)(v):

      None;

      "SPECIFIED ENTITY" means in relation to Party B for the purpose of Sections 5(a)(v), 5(a)(vi), 5(a)(vii) and 5(b)(v):

      Any Subsidiary Guarantor as defined in the Credit Agreement dated as of February 22, 2005 by and among Party A, the other lenders named a party thereto, and Party B (as amended, extended, supplemented or otherwise modified in writing from time to time) (the "Credit Agreement").

(b)   "SPECIFIED TRANSACTION" will have the meaning specified in Section 14.

(c) The "CROSS-DEFAULT" provisions of Section 5(a)(vi) (as amended in Part 5(d)) will apply to Party A and will apply to Party B.

      In connection therewith, "SPECIFIED INDEBTEDNESS" will have the meaning specified in Section 14, except that such term shall not include obligations in respect of deposits

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      received in the ordinary course of a party's banking business.

      "THRESHOLD AMOUNT" means with respect to Party A an amount equal to three percent (3%) of the Shareholders' Equity of Bank of America Corporation as shown in its most recent audited financial statements and with respect to Party B, $5,000,000.00.

      "SHAREHOLDERS' EQUITY" means with respect to an entity, at any time, the sum (as shown in the most recent annual audited financial statements of such entity) of (i) its capital stock (including preferred stock) outstanding, taken at par value, (ii) its capital surplus and (iii) its retained earnings, minus (iv) treasury stock, each to be determined in accordance with generally accepted accounting principles.

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(v) will apply to Party A will apply to Party B.

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A will not apply to Party B.

(f)   "TERMINATION CURRENCY" means United States Dollars.

(g)   A new Section 9(h) shall be added to this Agreement as follows:

      "ASSIGNMENT ON PARTY A CEASING TO BE A LENDER UNDER THE CREDIT AGREEMENT If Party A's obligation to lend under the Credit Agreement is terminated or Party A ceases to be a party to the Credit Agreement, Party A shall be entitled to assign and transfer all of its rights and obligations under this Agreement and each Transaction entered into hereunder subject to receipt of consent from Party B which consent may not be unreasonably withheld or delayed by Party B."

                          PART 2: TAX REPRESENTATIONS

(a) PAYER TAX REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A and Party B will make the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 9(h) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to
Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, except that it will not be a breach of this representation where reliance is placed on clause (ii) above and the other party does not deliver a form or document under
Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE TAX REPRESENTATIONS. For the purpose of Section 3(f) of this Agreement, Party A and Party B will make the following representations specified below, if any:

      (i)   The following representations will apply to Party A:

            Party A is a national banking association created or organized under the laws of the United States of America and the federal taxpayer identification number is

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            04-2472499.

            Party A is a resident of United Kingdom for the purpose of applying any existing tax treaties between United Kingdom and those countries where Party B's offices are located.

      (ii)  The following representations will apply to Party B:

            Party B is a corporation created or organized under the laws of the State of Delaware and the federal taxpayer identification number is 20-1894866.

                     PART 3: AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents:

(a) Tax forms, documents or certificates to be delivered are:

PARTY REQUIRED TO
DELIVER DOCUMENT      FORM/DOCUMENT/CERTIFICATE     DATE BY WHICH TO BE DELIVERED
     Party B          Internal Revenue Service      Upon execution and delivery of this Agreement
                      Form W-9

(b) Other documents to be delivered are:

      PARTY FORM/DOCUMENT/CERTIFICATE REQUIRED TO DELIVER DOCUMENT

Party A Annual Report of Bank of America Corporation containing audited, consolidated financial statements certified by independent certified public accountants and prepared in accordance with generally accepted accounting principles in the country in which such party is organized

Party B Annual Report of Party B containing audited, consolidated financial statements certified by independent certified public accountants and prepared in accordance with generally accepted accounting principles in the country in which such party is organized

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Party A           Quarterly Financial Statements of Bank of America
                  Corporation containing unaudited, consolidated financial statements of such party's fiscal quarter prepared in accordance with generally accepted accounting principles in the country in which such party is organized
DATE                                                                          BY

WHICH TO BE DELIVERED

To be made available on www.bankofamerica.co m/investor/ as soon as available and in any event within 90 days after the end of each fiscal year of Party A

Upon request, but in any event, no earlier than required to be delivered under the Credit Agreement and provided, however, that Party B shall be deemed to have satisfied such delivery requirement by making such report available to the general public by publication thereof on its website or on the U.S. Securities and Exchange Commission EDGAR information retrieval system.

To be made available on www.bankofamerica.co m/investor/ as soon as available and in any event within 30 days after the end of each fiscal quarter of Party A

COVERED BY SECTION 3(d) REPRESENTATION

                                       Yes

                                       Yes

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                                       Yes

PARTY FORM/DOCUMENT/CERTIFICATE REQUIRED TO DELIVER DOCUMENT

Party B Quarterly Financial Statements of Party B thereof containing unaudited, consolidated financial statements of such party's fiscal quarter prepared in accordance with generally accepted accounting principles in the country in which such party is organized

Party A and       Certified copies of all
Party B           corporate, partnership or membership authorizations, as the case may be, and any other documents with respect to the execution, delivery and performance of this Agreement

Party A and       Certificate of authority and
Party B           specimen signatures of individuals executing this Agreement BY
DATE

WHICH TO BE DELIVERED

Upon request, but in any event, no earlier than required to be delivered under the Credit Agreement and provided, however, that Party B shall be deemed to have satisfied such delivery requirement by making such report available to the general public by publication thereof on its website or on the U.S. Securities and Exchange Commission EDGAR information retrieval system.

Upon execution and delivery of this Agreement

Upon execution and delivery of this Agreement and thereafter upon request of the other party

                                                                  COVERED
                                                                  BY SECTION
                                                                  3(d)
                                                                  REPRESENTATION

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                                       Yes

                                       Yes

                                       Yes

                              PART 4: MISCELLANEOUS

(a) ADDRESS FOR NOTICES. For the purpose of Section 12(a)

                  Address for notice or communications to Party A:

            Bank of America, N.A. Sears Tower 233 South Wacker Drive, Suite 2800 Chicago, IL 60606 Attention: Swap Operations Telephone No.:
            312.234.2732 Facsimile No.: 312.234.3603

      With a copy to:

            Bank of America, N.A. 100 Federal St., MA5-100-13-08 Boston, Massachusetts 02110 Attention: Capital Markets Documentation Facsimile No.: 617.434.3085 of this Agreement:

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      Address for financial statements to Party A if requested:

            Bank of America, N.A. Two Portland Square Portland, Maine 04101
            Attention: Jane A. Parker, Credit Product Officer Telephone No.:
            207.874.5310 Facsimile No.: 207.874.5167

      Address for notice or communications to Party B:

            Wright Express Corporation 97 Darling Avenue South Portland, Maine 04106 Attention: Melissa D. Goodwin, Chief Financial Officer Telephone No.: 207-523-7643 Facsimile No.: 207.523.7797

(b)   PROCESS AGENT. For the purpose of Section 13(c):

      Party A appoints as its Process Agent: Not applicable.

      Party B appoints as its Process Agent: Not applicable.

(c)   OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)   MULTIBRANCH PARTY. For the purpose of Section 10(b) of this Agreement:

      Party A is a Multibranch Party and may enter into a Transaction through its Charlotte, North Carolina, Chicago, Illinois, San Francisco, California, New York, New York, Boston, Massachusetts or London, England Office or such other Office as may be agreed to by the parties in connection with a Transaction.

      Party B is not a Multibranch Party.

(e)   CALCULATION AGENT. The Calculation Agent is Party A.

      (f)   CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:
      Each of the following, as amended, extended, supplemented or otherwise modified in writing from time to time, is a "Credit Support Document": Not applicable.

(g) CREDIT SUPPORT PROVIDER. Credit Support Provider means in relation to Party A: Not applicable. Credit Support Provider means in relation to Party B:
Not applicable.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to its choice of laws provisions, except for Sections 5- 1401 and 5-1402 of the New York General Obligations Law).

(i) NETTING OF PAYMENTS. Unless the parties otherwise so agree, "Multiple Transaction Payment Netting" will apply for the purpose of Section 2(c) of this Agreement, starting as of the date of this Agreement, within the following group of Transactions, and not otherwise:

      FX Transactions (as defined in the FX Definitions) and Currency Option Transactions (as defined in the FX Definitions) (but excluding payments with respect to option premiums and cash settled options); and

      Transactions (as defined in the 1993 Commodity Derivatives Definitions, published by the International Swaps and Derivatives Association, Inc.) (but excluding payments with respect to option premiums).

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(j)   "AFFILIATE" will have the meaning specified in Section 14 of this
Agreement.

(k) ABSENCE OF LITIGATION. For the purpose of Section 3(c): "Specified Entity" means in relation to Party A, none;

      "Specified Entity" means in relation to Party B, any Affiliate of Party B.

(l)   NO AGENCY. The provisions of Section 3(g) will apply to this Agreement.

(m) ADDITIONAL REPRESENTATION will apply. For the purpose of Section 3 of this Agreement, each of the following will constitute an Additional Representation:

      RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(A) NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(B) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

(C) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an advisor to it in respect of that Transaction.
(D) ELIGIBLE CONTRACT PARTICIPANT. It is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, 7 U.S.C. Section 1a(12).

(n) RECORDING OF CONVERSATIONS. Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction and (ii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

                            PART 5: OTHER PROVISIONS

(a) DELIVERY OF CONFIRMATIONS. For each Transaction entered into hereunder, Party A shall promptly send to Party B a Confirmation (which may be via facsimile transmission). Party B agrees to respond to such Confirmation within five Local Business Days, either confirming agreement thereto or requesting a correction of any error(s) contained therein. Failure by Party A to send a Confirmation or of Party B to respond within such period shall not affect the validity or enforceability of such Transaction. Absent manifest error, there shall be a presumption that the terms contained in such Confirmation are the terms of the Transaction.

(b) FURNISHING SPECIFIED INFORMATION. Section 4(a)(iii) is hereby amended by inserting "promptly upon the earlier of (1)" in lieu of the word "upon" at the beginning thereof and

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inserting "or (2) such party learning that the form or document is required"
before the word "any" on the first line thereof.

(c) WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY CREDIT SUPPORT DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(d) CROSS DEFAULT. Section 5(a)(vi) of this Agreement is hereby amended (i) by deleting the words "or being capable at such time of being declared" from Clause
(1) of Section 5(a)(vi) and (ii) by adding the following after the semicolon at the end thereof:

      "provided, however, that notwithstanding the foregoing, an Event of Default shall not occur under either (1) or (2) above if the default, event of default or other similar condition or event referred to in (1) or the failure to pay referred to in (2) is caused not (even in part) by the unavailability of funds but is caused solely due to a technical or administrative error which has been remedied within three Local Business Days after notice of such failure is given to the party."

(e) 2002 MASTER AGREEMENT PROTOCOL. Annexes 1 to 18 and Section 6 of the ISDA 2002 Master Agreement Protocol as published by the International Swaps and Derivatives Association, Inc. on July 15, 2003 are incorporated into and apply to this Agreement. References in those definitions and provisions to any ISDA Master Agreement will be deemed to be references to this Master Agreement.

(f) CONSENT TO DISCLOSURE. Party B consents to Party A effecting such disclosure as Party A may deem appropriate to enable Party A to transfer Party B's records and information to process and execute Party B's instructions, or in pursuance of Party A's or Party B's commercial interest, to any of its Affiliates. For the avoidance of doubt, Party B's consent to disclosure includes the right on the part of Party A to allow access to any intended recipient of Party B's information, to the records of Party A by any means.

(g) USA PATRIOT ACT NOTICE. Party A hereby notifies Party B that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify Party B in accordance with the Act.

PART 6: ADDITIONAL TERMS FOR FOREIGN EXCHANGE AND FOREIGN EXCHANGE OPTION TRANSACTIONS

(a) INCORPORATION OF DEFINITIONS. The 1998 FX and Currency Option Definitions (the "FX Definitions"), published by the International Swaps and Derivatives Association, Inc., the Emerging Markets Traders Association and The Foreign Exchange Committee, are hereby incorporated by reference with respect to FX Transactions (as defined in the FX Definitions) and Currency Option Transactions (as defined in the FX Definitions). Terms defined in the FX Definitions shall have the same meanings in this Part 6.

(b) SCOPE. Unless otherwise agreed in writing by the parties, each FX Transaction and Currency Option Transaction entered into between the parties before, on or after the date of this Agreement shall be a Transaction under this Agreement and shall be part of, subject to and governed by this Agreement. FX Transactions and Currency Option Transactions shall be part of, subject to and governed by this Agreement even if the Confirmation in respect thereof does not state that such FX Transaction or Currency Option Transaction is subject to or governed by this Agreement or does not otherwise reference this Agreement.

(c) PREMIUM NETTING. If, on any date, and unless otherwise mutually agreed by the parties, Premiums would otherwise be payable hereunder in the same Currency between the same

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respective offices of the parties, then, on such date, each party's obligation to make payment of such Premiums will be automatically satisfied and discharged and, if the aggregate Premiums that would otherwise have been payable by such office of one party exceeds the aggregate Premiums that would otherwise have been payable by such office of the other party, replaced by an obligation upon the party by whom the larger aggregate Premiums would have been payable to pay the other party the excess of the larger aggregate Premiums over the smaller aggregate Premiums, and if the aggregate Premiums are equal, no payment shall be made.

IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date hereof.

FLEET NATIONAL BANK                            WRIGHT EXPRESS CORPORATION

Name: Donald M. Caiazza             Name:
Title: Vice President               Title: